SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K/A

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  October 14, 1996

             Winthrop Financial Associates, A Limited Partnership
            (Exact name of registrant as specified in its charter)

          Maryland                 2-94797                  04-2846721
          (State or other   (Commission File Number)      (IRS Employer
          jurisdiction of                                 Identification No.)
          incorporation)

          One International Place, Boston, MA               02110
          (Address of principal executive offices)        (Zip Code)

          Registrant's telephone number, including area code:  (617) 330-8600

                                Not Applicable

            (Former name or former address, if changed since last report)


          Item 5.   Other Events.

                    On October 14, 1996 (the "Effective Time"),
          Londonderry Acquisition Limited Partnership, a Delaware limited partnership ("Londonderry"), merged with and into Winthrop Financial Associates, A Limited Partnership, a Maryland limited partnership (the "Partnership"). Under the Agreement and Plan of Merger dated as of June 17, 1996 (the "Merger Agreement"), by and among the Partnership and Londonderry, at the Effective Time: (i) each issued and outstanding Assignee Limited Partnership Unit ("Assignee Unit") sold to the public pursuant to an offering registered with the Securities and Exchange Commission on Form S-11 (the "Public Units"), other than those held by Londonderry, and other than Public Units ("Dissenting Units") held by holders desiring to exercise their appraisal rights under the Maryland General Corporate Law (the "MGCL"), was converted into the right to receive $10.50 in cash, without interest; (ii) each issued and outstanding Public Unit ceased to be outstanding and was cancelled and retired; (iii) Londonderry Holdings LLC, the holder of the entire limited partnership interest of Londonderry at the Effective Time, was issued 1,000 Assignee Units of the Partnership in consideration of the transfer of Londonderry's assets to the Partnership and the cancellation of such limited partnership interest; (iv) Londonderry ceased to exist; and (v) all Dissenting Units were converted into the right to receive payment of the fair value of such units in accordance with the MGCL.

                    The information set forth in the Partnership's Definitive Information Statement relating to the Merger, filed on September 18, 1996, including the Merger
          Agreement and other Annexes thereto, is incorporated in its entirety herein by reference.


                                  SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated:  October 25, 1996

                                        WINTHROP FINANCIAL ASSOCIATES,
                                          A LIMITED PARTNERSHIP

                                        By:  Linnaeus Associates
                                             Limited Partnership,
                                             its general partner

                                        By:  W.L. Realty, L.P., its
                                             general partner

                                        By:  Londonderry
                                             Acquisition II Limited
                                             Partnership, its
                                             general partner

                                        By:  LDY-GP Partners II,
                                             L.P., its general
                                             partner

                                        By:  Londonderry
                                             Acquisition
                                             Corporation II, Inc.,
                                             its general partner

                                        By: /s/ Edward Scheetz
                                             Name:  Edward Scheetz
                                             Title: Vice President